UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2006

Structured Products Corp.

on behalf of

CAST Step-Up Trust III for General Electric Corporation Notes

(Exact name of registrant as specified in its charter)

Delaware	001-31764	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (this "Amendment") amends each of the Trustee's Reports (the "Original Reports") filed as Item 9 – Financial Statements and Exhibits – on Form 8-K for the dates

July 15, 2006,

January 16, 2007,

July 16, 2007,

January 15, 2008, and

July 15, 2008,

each relating to the CAST Step-Up Trust III for General Electric Capital Corporation Notes issued pursuant to the Base Trust Agreement, dated as of December 15, 2000 (the "Base Agreement"), between Structured Products Corp. (the "Depositor") and U.S. Bank Trust National Association (the "Trustee"), as supplemented by the CAST Supplement 2003-7, dated as of August 7, 2003 (the "Series Supplement" and, together with the Base Agreement, the "Trust Agreement"), between the Depositor and the Trustee. The stated interest rates on the Certificates and the amounts set forth under the columns titled "Interest" and "Total Distribution" in the Original Reports have been corrected in each of the Trustee's Reports attached hereto (the "Corrected Reports"). The Corrected Reports reflect the change in the Step-Up Rate effective as of January 15, 2006. The amounts set forth on the Corrected Reports were distributed pursuant to the Trust Agreement on the dates set forth on the Corrected Reports.

Except as described above, this Amendment does not amend any other information set forth in the Original Filings and does not update any disclosures included therein to reflect any events that occurred subsequent to the dates of the Original Filings. Capitalized terms used herein but not defined herein have the meanings set forth in the Trust Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:
Name:
Title:	Authorized Signatory

March 2, 2009

EXHIBIT INDEX

Exhibit	Page
1 Trustee's Reports with respect to the July 15, 2006, Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	5
2 Trustee's Reports with respect to the January 16, 2007, Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	6
3 Trustee's Reports with respect to the July 16, 2007, Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	7
4 Trustee's Reports with respect to the January 15, 2008, Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	8
5 Trustee's Reports with respect to the July 15, 2008, Distribution Date for the CAST Step-Up Trust III for General Electric Capital Corporation Notes	9

Exhibit 1

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates *CUSIP: 14835U AA3
Class B Certificates *CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of July 15, 2006 (the "Distribution Date"), as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 26.250000	$ 26.250000
B	$ 0.000000	$ 1.000000	$ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 5.25% and the Class B Certificates bear interest at a rate of 0.20% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the "Term Assets") are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody"s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 2

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates *CUSIP: 14835U AA3
Class B Certificates *CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of January 16, 2007 (the "Distribution Date"), as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 26.250000	$ 26.250000
B	$ 0.000000	$ 1.000000	$ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 5.25% and the Class B Certificates bear interest at a rate of 0.20% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the "Term Assets") are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody"s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 3

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates *CUSIP: 14835U AA3
Class B Certificates *CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of July 16, 2007 (the "Distribution Date"), as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 26.250000	$ 26.250000
B	$ 0.000000	$ 1.000000	$ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 5.25% and the Class B Certificates bear interest at a rate of 0.20% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the "Term Assets") are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody"s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 4

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates *CUSIP: 14835U AA3
Class B Certificates *CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of January 15, 2008 (the "Distribution Date"), as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 26.250000	$ 26.250000
B	$ 0.000000	$ 1.000000	$ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 5.25% and the Class B Certificates bear interest at a rate of 0.20% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the "Term Assets") are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody"s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 5

To the Holders of:
CAST Step-Up Trust III for General Electric Capital Corporation Notes
Semiannual-Pay Step-Up Class A Certificates *CUSIP: 14835U AA3
Class B Certificates *CUSIP: 14835U AB1

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust III for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of July 15, 2008 (the "Distribution Date"), as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 26.250000	$ 26.250000
B	$ 0.000000	$ 1.000000	$ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 5.25% and the Class B Certificates bear interest at a rate of 0.20% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$15,000,000 aggregate principal amount of General Electric Capital Corporation 5.45% Global Medium-Term Notes, Series A due January 15, 2013 (the "Term Assets") are held for the above trust.

6.

At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody"s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.